Exhibit 24

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of January, 2010.

/s/ Michael Yanney
Michael Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 9th day of February, 2010.

/s/ Mariann Byerwalter
Mariann Byerwalter

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of January, 2010.

/s/ William S. Carter, M.D.
William S. Carter, M.D.

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of January, 2010.

/s/ Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of January, 2010.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of January, 2010.

/s/ Martin A. Massengale
Martin A. Massengale

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of January, 2010.

/s/ Gail Walling Yanney
Gail Walling Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Michael J. Draper as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2009, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22th day of January, 2010.

/s/ Clayton K. Yeutter
Clayton K. Yeutter